Exhibit 10.104
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.
SUPPLEMENTAL AGREEMENT NO. 12 to
PURCHASE AGREEMENT NUMBER 04815
between
THE BOEING COMPANY
and
UNITED AIRLINES, INC.
relating to
BOEING MODEL 787 AIRCRAFT
THIS SUPPLEMENTAL AGREEMENT No. 12 (SA-12) is entered into as of December 12, 2022 by and between The Boeing Company, a Delaware corporation, (Boeing) and United Airlines, Inc., a Delaware corporation, (Customer);
WHEREAS, Customer and Boeing entered into Purchase Agreement No. 04815 dated as of the 31st day of May of 2018 as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Model 787 aircraft. This Supplemental Agreement is an amendment to the Purchase Agreement; and
WHEREAS, solely to conform and further amend the Purchase Agreement to reflect Customer and Boeing’s agreement to:
(1)Reflect Boeing and Customer’s agreement to add *** 787-*** Aircraft (these 787-*** Aircraft and the 787-*** Aircraft referred to singly and collectively as the SA-12 Aircraft) to the Purchase Agreement, including the economic terms relating to the SA-12 Aircraft;
(2)Add a supplemental exhibit concerning BFE variables for the SA-12 Aircraft
(3)Revise Aircraft *** rights applicable to the SA-12 Aircraft;
(4)Revise the economic terms relating to the *** 787-*** Aircraft scheduled for delivery in *** (formerly the 787-*** Aircraft);
(5)Expand certain *** to apply to the SA-12 Aircraft;
(6)Modify existing ***provisions as mutually agreed by the parties;
(7)Reflect Boeing and Customer’s agreement to add certain *** Aircraft;
(8)Revise certain *** 787-*** Aircraft and 787-*** Aircraft;
(9)Provide a new Boeing commitment for ***of Customer’s purchase of the SA-12 Aircraft;
(10)Provide additional *** for the SA-12 Aircraft;
(11)Provide certain *** in respect of Customer’s ***;
(12)Provide additional *** regarding ***; and
UAL-PA-04815    SA-12    Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Agreement No. 04815
787-*** Aircraft Delivery, Description, Price and ***
(787-***)
(13)Provide Customer with *** needed to define a new *** applicable to its SA-12 Aircraft.
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:
1.Table of Contents.
The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of Contents” (identified by “SA-12”).
2.Tables.
Table 1 is deleted in its entirety and replaced with the attached Table 1 entitled “787-*** Aircraft Delivery, Description, Price and ***” (identified by “SA-12”) to add all the SA-12 Aircraft to the Purchase Agreement.
3.Supplemental Exhibit.
Supplemental Exhibit BFE1 is deleted in its entirety and replaced with the attached Supplemental Exhibit BFE1 entitled “BFE Variables 787-*** Aircraft” (identified by “SA-12”) to provide BFE on dock dates for the SA-12 Aircraft.
4.Letter Agreement.
4.a.Letter Agreement No. UAL-PA-04815-LA-1802885 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04815-LA-1802885R1 entitled “Aircraft Model ***” (identified by “SA-12”) to provide the Aircraft model *** rights relating to the SA-12 Aircraft.
4.b.Letter Agreement No. UAL-PA-04815-LA-1802886R3 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04815-LA-1802886R4 entitled “Special Matters” (identified by “SA-12”) to provide the economic terms relating to the SA-12 Aircraft, including application of such economic terms to the *** 787-*** Aircraft.
4.c.Letter Agreement No. UAL-PA-04815-LA-1802891R1 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04815-LA-1802891R2 entitled “***” (identified by “SA-12”) to expand its applicability to the SA-12 Aircraft.
4.d.Letter Agreement No. UAL-PA-04815-LA-1802895R4 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04815-LA-1802895R5 entitled “*** Matters” (identified by “SA-12”) to modify existing *** provisions as mutually agreed by the parties.
4.e.Letter Agreement No. UAL-PA-04815-LA-1802897 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04815-LA-1802897R1 entitled “*** Aircraft” (identified by “SA-12”) to add *** Aircraft.
4.f.Letter Agreement No. UAL-PA-04815-LA-2000325 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04815-LA-2000325R1 entitled “*** for 787-*** Aircraft” (identified by “SA-12”) to revise certain *** 787-*** Aircraft.
UAL-PA-04815    SA-12    Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Agreement No. 04815
787-*** Aircraft Delivery, Description, Price and ***
(787-***)
4.g.Letter Agreement No. UAL-PA-04815-LA-2000366 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04815-LA-2000366R1 entitled “*** for 787-*** Aircraft” (identified by “SA-12”) to revise certain *** 787-*** Aircraft.
4.h.Letter Agreement No. UAL-PA-04815-LA-22006156 entitled “787 ***” (identified by “SA-12”) is added to the Purchase Agreement to reflect the provision of Boeing *** for the SA-12 Aircraft.
4.i.Letter Agreement No. UAL-PA-04815-LA-22006204 entitled “787 *** ***” (identified by “SA-12”) is added to the Purchase Agreement to reflect the provision of certain *** rights for certain of the SA-12 Aircraft.
4.j.Letter Agreement No. UAL-PA-04815-LA-22006226 entitled “*** Matters” (identified by “SA-12”) is added to the Purchase Agreement to reflect the provision of certain *** of the ***.
4.k.Letter Agreement No. UAL-PA-04815-LA-22006285 entitled “***” (identified by “SA-12”) is added to the Purchase Agreement to provide Customer with additional flexibility regarding engine selection.
4.l.Letter Agreement No. UAL-PA-04815-LA-22006311 entitled “787 Open Matters” (identified by “SA-12”) is added to the Purchase Agreement to provide Customer with *** needed to *** configuration applicable to its SA-12 Aircraft.
5.Miscellaneous.
Boeing and Customer agree that *** under this SA-12 and shall be *** after executing this SA-12.The Purchase Agreement will be deemed supplemented to the extent provided herein as of the date hereof and as so supplemented will continue in full force and effect.
The rest of the page is intentionally blank. Signature page follows.

UAL-PA-04815    SA-12    Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Agreement No. 04815
787-*** Aircraft Delivery, Description, Price and ***
(787-***)
EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.
/s/ Irma L. Krueger	/s/ Gerald Laderman
Signature	Signature

Irma. L. Krueger	Gerald Laderman
Printed Name	Printed Name

Attorney-in-Fact	Executive Vice President and Chief Financial Officer
Title	Title

UAL-PA-04815    SA-12    Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
TABLE
1.	787-*** Aircraft Delivery, Description, Price and ***	SA-6
1.	787-*** Aircraft Delivery, Description, Price and *** (*** 787-*** Aircraft)	SA-12
1.	787-*** Aircraft Delivery, Description, Price and ***	SA-8
EXHIBITS
A	787-*** Aircraft Configuration	SA-6
A1	787-*** Aircraft Configuration (Updated)	SA-10
A2	787-*** Aircraft Configuration
B.	Aircraft Delivery Requirements and Responsibilities
SUPPLEMENTAL EXHIBITS
AE1.	*** Features for the 787 Aircraft
BFE1.	BFE Variables 787-*** Aircraft	SA-12
BFE1.	BFE Variables 787-*** Aircraft	SA-6
CS1.	Customer Support Document	SA-10
EE1.	Engine ***, Engine Warranty and ***
SLP1.	Service Life Policy Components
TABLE OF CONTENTS, CONTINUED
UAL-PA-04815    Table of Contents, Page 1 of 4     SA-12
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Agreement No. 04815
787-*** Aircraft Delivery, Description, Price and ***
(787-***)

LETTER AGREEMENTS		SA NUMBER
LA-1802882	Special Matters Relating to COTS Software and End User License Agreements
LA-1802883	Installation of Cabin Systems Equipment
LA-1802884	Model 787 Post-Delivery Software & Data Loading
LA-1802885R1	Aircraft Model ***	SA-12
	Attachment A, 787-*** with ***	SA-12
	Attachment B, 787-***	SA-12
	Attachment C, 787-*** Airframe *** Aircraft with ***	SA-12
LA-1802886R4	Special Matters	SA-12
LA-1802887	***
LA-1802888	*** for 787-*** Aircraft
LA-1802889	Demonstration Flight Waiver
LA-1802890	Privileged and Confidential Matters
LA-1802891R2	***	SA-12
LA-1802892	787 Special Terms – Seats
LA-1802893	AGTA Matters
LA-1802894	Assignment Matters
LA-1802895R5	*** Matters	SA-12
LA-1802896	Model 787 e- Enabling
TABLE OF CONTENTS, CONTINUED
LETTER AGREEMENTS		SA NUMBER
LA-1802897R1	*** Aircraft	SA-12
	Attachment A-1: 787-*** with ***	SA-12
	Attachment A-2: –Additional *** Aircraft *** ~~787-***: Deleted~~	SA-12
UAL-PA-04815    Table of Contents, Page 2 of 4     SA-12
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Agreement No. 04815
787-*** Aircraft Delivery, Description, Price and ***
(787-***)

LA-1907123	Other Special Matters	SA-5
LA-2000321	*** Rights for Certain 787 Aircraft	SA-6
LA-2000325R1	*** for 787-*** Aircraft	SA-12
LA-2000327	*** for 787-*** Aircraft	SA-6
LA-2000328	787-***	SA-6
LA-2000341	CS1 Special Matters	SA-6
LA-2000366R1	*** for 787-*** Aircraft	SA-12
LA-2001835R1	Certain Special Matters	SA-8
LA-22004030R1	*** Rights for *** 787-*** Aircraft	SA-11
LA-22006156	787 ***	SA-12
LA-22006204	787 Delivery *** Matters	SA-12
LA-22006226	Training Support	SA-12
LA-22006285	***	SA-12
LA-22006311	787 Open Matters	SA-12

UAL-PA-04815    Table of Contents, Page 3 of 4     SA-12
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Agreement No. 04815
787-*** Aircraft Delivery, Description, Price and ***
(787-***)

SUPPLEMENTAL AGREEMENTS	DATED AS OF
Supplemental Agreement No. 1 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . September 25, 2018
Supplemental Agreement No. 2 . . . . . . . . . . . .	. . . . . . . . . . . . . . . . November 1, 2018
Supplemental Agreement No. 3 . . . . . . . . . . . .	. . . . . . . . . . . . . . . . December 12, 2018
Supplemental Agreement No. 4 . . . . . . . . . . . .	. . . . . . . . . . . . . . . . April 26, 2019
Supplemental Agreement No. 5. . . . . . . . . . . .	. . . . . . . . . . . . . . . . October 31, 2019
Supplemental Agreement No. 6. . . . . . . . . . . .	. . . . . . . . . . . . . . . . February 7, 2020
Supplemental Agreement No. 7. . . . . . . . . . . .	. . . . . . . . . . . . . . . . March 20, 2020
Supplemental Agreement No. 8 . . . . . . . . . . .	. . . . . . . . . . . . . . . . June 30, 2020
Supplemental Agreement No. 9 . . . . . . . . . . .	. . . . . . . . . . . . . . . . February 26, 2021
Supplemental Agreement No. 10 . . . . . . . . . . .	. . . . . . . . . . . . . . . August 25, 2022
Supplemental Agreement No. 11 . . . . . . . . . . .	. . . . . . . . . . . . . . . September 27, 2022
UAL-PA-04815    Table of Contents, Page 4 of 4     SA-12
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Agreement No. 04815
787-*** Aircraft Delivery, Description, Price and ***
(787-***)

Supplemental Agreement No. 12 . . . . . . . . . . .	. . . . . . . . . . . . . . . December 12, 2022

UAL-PA-04815    Table of Contents, Page 5 of 4     SA-12
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Table 1 to Purchase Agreement No. 04815
787-*** Aircraft Delivery, Description, Price and ***
(787-***)

Airframe Model/MTOW:			787-***	*** pounds	1		Detail Specification:		***	***
Engine Model/Thrust:			***	*** pounds	2		Airframe Price Base Year/*** Formula:		***	***
Airframe Price:				***			Engine Price Base Year/*** Formula:		***	***
*** Features:				***	3
Sub-Total of Airframe and Features:				***			Airframe *** Data:
Engine Price (Per Aircraft):				***	2		Base Year Index (ECI):		***
Aircraft Basic Price (Excluding BFE/SPE):				***			Base Year Index (CPI):		***
Buyer Furnished Equipment (BFE) Estimate:				***			Engine *** Data:
Seller Purchased Equipment (SPE)				***	3		Base Year Index (ECI):		***
Deposit per Aircraft:				***	4		Base Year Index (CPI):		***

# of Aircraft	Delivery Date	Number of Aircraft	*** Factor (Airframe)	*** Factor (Engine)	*** Forecast	Manufacturer Serial Number++	*** Estimate *** Base Price Per A/P	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
							***	***	***	***
							***	***	***	***
***	***	***	***	***	***	***	*** ***	***	***	***
	Total:	***

1 Purchased MTOW is *** lbs.
2 ***
3 ***
4 ***
++ Manufacturer Serial Numbers ***

UAL-PA-04815 APR 119891 (1-10), APR 120345 (11-100)	Boeing Proprietary	787-*** Table 1: SA-12, Page 1

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

UNITED AIRLINES, INC.

Supplemental Exhibit BFE1
to Purchase Agreement Number 04815

UAL-PA-04815-BFE1 787-***    SA-10, Page 1
BOEING PROPRIETARY

Table 1 to Purchase Agreement No. 04815
787-*** Aircraft Delivery, Description, Price and ***
(787-***)

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 787-*** AIRCRAFT

This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.
1.Supplier Selection.
Customer will select and notify Boeing of the suppliers and part numbers of the following BFE items:

***	***

Customer *** Boeing to complete all necessary actions including, but not limited to, the Initial Technical Coordination Meeting (ITCM).
2.On-dock Dates and Other Information.
Boeing will provide to Customer the BFE requirements, electronically in My Boeing Fleet (MBF) through My Boeing Configuration (MBC) or by other means, setting forth *** relating to the in-sequence installation of BFE. These requirements may be periodically revised by Boeing. Customer’s and Boeing’s *** and *** set forth in Exhibit A to the AGTA apply to the BFE requirements in this Supplemental Exhibit BFE1. For planning purposes, the *** Aircraft’s *** BFE *** and the ***on-dock dates for all BFE items are provided below. Such dates are subject to change based on the dates negotiated and agreed to at the ITCM.
The below “Completion Date” represents the *** of the *** by when the specific milestone must be completed to support the BFE *** program.

Customer’s *** Aircraft: BFE *** Class *** and *** Milestones (*** Aircraft Delivery Only)
Milestone	Completion Date	Comments
***	***

*** On-Dock for All BFE Items
(Note: All requirements are set forth below. If a month is listed, then the due date is the *** of the ***. If no date is listed, then there is no requirement.)

***	***
* ***
UAL-PA-04815-BFE1 787-***    SA-10, Page 2
BOEING PROPRIETARY

Table 1 to Purchase Agreement No. 04815
787-*** Aircraft Delivery, Description, Price and ***
(787-***)

3.Additional Delivery Requirements - Import.
Customer will be the importer of record (as defined by U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations.
UAL-PA-04815-BFE1 787-***    SA-10, Page 3
BOEING PROPRIETARY

Attachment A to Aircraft Model *** Letter UAL-PA-04815-LA-1802885
(787-***)

Airframe Model/MTOW:	787-***	*** pounds	1	Configuration Specification:	***	***
Engine Model/Thrust:	***	*** pounds	2	Airframe Price Base Year/*** Formula:	***	***
Airframe Price:		***		Engine Price Base Year/*** Formula:	***	***
*** Features:		***	3
Sub-Total of Airframe and Features:		***		Airframe *** Data:
Engine Price (Per Aircraft):		***	2	Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		***		Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		***		Engine *** Data:
In-Flight Entertainment (IFE) Estimate:		***	3	Base Year Index (ECI):	***
LIFT Seats Provided by Boeing (Estimate):		***		Base Year Index (CPI):	***

1 ***
2 ***
3 ***

UAL-PA-04815 120344-1F.txt	Boeing Proprietary	Page 1

Attachment B to Aircraft *** Letter UAL-PA-04815-LA-1802885
(787-***)

Airframe Model/MTOW:	787-***	*** pounds	1	Detail Specification:	***	***
Engine Model/Thrust:	***	*** pounds	2	Airframe Price Base Year/*** Formula:	***	***
Airframe Price:		***		Engine Price Base Year/*** Formula:	***	***
*** Features:		***	3
Sub-Total of Airframe and Features:		***	2	Airframe *** Data:
Engine Price (Per Aircraft):		***		Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		***		Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		***	3	Engine *** Data:
In-Flight Entertainment (IFE) Estimate:		***	3	Base Year Index (ECI):	***
				Base Year Index (CPI):	***

1 ***
2 ***
3 ***

UAL-PA-04815 120326-1F.txt	Boeing Proprietary	Page 1

Attachment C to Aircraft *** Letter UAL-PA-04815-LA-1802885R1
(787-***)

Airframe Model/MTOW:	787-***	*** pounds	1	Configuration Specification:	***	***
Engine Model/Thrust:	***	*** pounds	2	Airframe Price Base Year/*** Formula:	***	***
Airframe Price:		***		Engine Price Base Year/*** Formula:	***	***
*** Features:		***	3
Sub-Total of Airframe and Features:		***		Airframe *** Data:
Engine Price (Per Aircraft):		***	2	Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		***		Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		***		Engine *** Data:
In-Flight Entertainment (IFE) Estimate:		***	3	Base Year Index (ECI):	***
				Base Year Index (CPI):	***

1 ***
2 ***
3 ***

UAL-PA-04815 120345-1F.txt	Boeing Proprietary	SA-12 Page 1

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

UAL-PA-04815-LA-1802886R4
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    Special Matters
Reference:    Purchase Agreement No. 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement. This Letter Agreement replaces and supersedes Letter Agreement UAL-PA-04815-LA-1802886R3, dated August 25, 2022, in its entirety.
1.***
1.a.787-***.
In consideration of Customer's purchase of 787-8 Aircraft, Boeing *** at the time of delivery of each 787-*** Aircraft and 787-*** Aircraft, *** to Customer ***. The *** is subject to the *** as *** at the time of delivery. *** may *** to *** at the time of delivery for such Aircraft, or for the *** of Boeing *** and ***, but *** on Aircraft.
1.b.787-***.
In consideration of Customer's purchase of 787-*** Aircraft, Boeing *** at the time of delivery of each 787-*** Aircraft and 787-*** Aircraft, *** to Customer ***. The *** is subject to the *** as *** at the time of delivery. *** may *** to *** at the time of delivery for such Aircraft, or for the *** of Boeing *** and ***, but *** on Aircraft.
UAL-PA-04815-LA-1802886R4    SA-12
Special Matters    Page 1 of 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

1.c.787-***.
In consideration of Customer's purchase of 787-*** Aircraft, Boeing *** at the time of delivery of each 787-*** Aircraft and 787-*** Aircraft, *** to Customer ***. The *** is subject to the *** as *** at the time of delivery. *** may *** to *** at the time of delivery for such Aircraft, or for the *** of Boeing *** and ***, but *** on Aircraft.
1.d.***.
Boeing *** to Customer a ***.
2.***
3.***
4.Assignment.
Except as provided in Letter Agreement No. UAL-PA-04815-LA-1802894 entitled “Assignment Matters”, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
5.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA-1802890 entitled “Privileged and Confidential Matters”.
Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04815-LA-1802886R4    SA-12
Special Matters    Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	December 12, 2022

UNITED AIRLINES, INC.

By	/s/ Gerald Laderman

Its	Executive Vice President and Chief Financial Officer

UAL-PA-04815-LA-1802886R4    SA-12
Special Matters    Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

UAL-PA-04815-LA-1802891R2
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    ***
Reference:    Purchase Agreement 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04815-LA-1802891R1 dated August 25, 2022.
1.Definitions.
*** Notice means the written communication provided by Boeing to Customer in accordance with the requirements of Article 4.1, below.
Program Aircraft means each Aircraft under the Purchase Agreement.
2.Applicability.
Notwithstanding any other provision of the Purchase Agreement to the contrary, the parties agree that the *** for each Program Aircraft shall be determined in accordance with this Letter Agreement.
3.*** Forecast.
Boeing will release an *** forecast in *** of each year based on Boeing’s then current standard ***. Only one *** forecast shall be used to conduct the *** analysis performed in accordance with Article 4.1, below, for a given Program Aircraft. The *** forecast applicable to a given Program Aircraft is set forth in Attachment A.
4.***
4.a***
4.1.i***
4.1.ii***
4.1.iii***
4.1.ivIn the event that Boeing *** either the *** Notice as detailed in Article 4.1.2 or Article 4.1.3 and Customer ***, then Customer *** the Purchase Agreement with respect to such affected Program Aircraft.
UAL-PA-04815-LA-1802891R2        SA-12
***            Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

4.bIf Boeing provides Customer the *** described in Article 4.1.2 or Article 4.1.3 above, then Customer shall notify Boeing *** contained in Articles 4.1.2, 4.1.3, or 4.1.4 above within *** of its receipt of the *** Notice from Boeing. In the event Customer *** in accordance with Article 4.1.4 above, then Boeing *** to Customer, *** for the *** Program Aircraft.
i.Within *** of Boeing’s receipt of *** notice for any such *** Program Aircraft under Article 4.2 above, Boeing *** by written notice to Customer to *** related to such *** Program Aircraft ***, by Customer.
ii.Should Customer *** any notice to Boeing in accordance with Article 4.2 above, then the *** for such Program Aircraft shall be *** in accordance with Article 4.1.2.
4.cIn the event that the *** of a Program Aircraft that is subject to either Article 4.1.1, Article 4.1.2 or Article 4.1.3 above, *** applicable to such Program Aircraft will be determined pursuant to Article 5 below.
5.***
6.***
7.***
***, identified in the Purchase Agreement as subject to *** pursuant to Supplemental Exhibit AE1, and which pertains to the Program Aircraft shall be ***.
8.Assignment.
Except as provided in Letter Agreement No. UAL-PA-04815-LA-1802894 entitled “Assignment Matters”, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
9.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA-1802890 entitled “Privileged and Confidential Matters”.
Very truly yours,

THE BOEING COMPANY

By	/s/ Irma L. Krueger

Its	Attorney-in-Fact
UAL-PA-04815-LA-1802891R2        SA-12
***            Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

UAL-PA-04815-LA-1802891R2        SA-12
***            Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

UAL-PA-04815-LA-1802891R2        SA-12
***            Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	December 12, 2022

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

UAL-PA-04815-LA-1802891R2        SA-12
***            Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment A
*** & *** Notice Date

***	Applicable to Program Aircraft Delivering in Time Period	*** Notice Date
***	***	***
Attachment A to UAL-PA-04815-LA-1802891R2    SA-12
***            Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ATTACHMENT B
***

***	***	***	***
***	***	***	***

Attachment B to UAL-PA-04815-LA-1802891R2    SA-12
***            Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04815-LA-1802895R5
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    *** Matters for Certain 787 Aircraft
References:    1)    Purchase Agreement No. 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft); and
2)    Aircraft General Terms Agreement dated as of October 10, 1997 between the parties, identified as AGTA-CAL (AGTA)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. The Purchase Agreement incorporates the terms and conditions of the AGTA. This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement or the AGTA, as the context requires. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04815-LA-1802895R4 dated August 25, 2022.
1.***
2.***
2.a***
2.b***
2.cBoeing Invoice. Boeing shall submit to Customer, not less than *** prior to the end of each quarter, an invoice for *** during each such quarter. Customer's payment is due and payable to Boeing on the *** day of the following month. Boeing's invoice will show ***for each Aircraft ***The invoice will also include *** with respect to other aircraft in other purchase agreements between Customer and Boeing.
2.d***
2.e***
3.***
4.***
5.***
6.***
7.*** Rights.
UAL-PA-04815-LA-1802895R5    SA-12
*** Matters for Certain 787 Aircraft    Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

ATTACHMENT B, continued
Escalation Factors - July 2006 Base Year
a.Customer agrees that ***.
b.In the event Boeing *** to Boeing pursuant to Section 7.1, absent instruction from Boeing to the contrary, Boeing shall provide Customer *** and Customer shall, *** under the Purchase Agreement as amended by this Letter Agreement. Customer will ***. Boeing will provide Customer *** so that Customer can *** under this Section 7.2.
c.For all purposes of this paragraph 3, including without limitation, notice, *** or any other application, ***. Boeing expressly reserves all of its rights and remedies under any agreement and applicable law.
8.Assignment.
Except as provided in Letter Agreement No. UAL-PA-04815-LA-1802894 entitled “Assignment Matters”, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
9.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA-1802890 entitled “Privileged and Confidential Matters.”
If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04815-LA-1802895R5    SA-12
*** Matters for Certain 787 Aircraft     Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

ATTACHMENT B, continued
Escalation Factors - July 2006 Base Year

ACCEPTED AND AGREED TO this

Date:	December 12, 2022

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

UAL-PA-04815-LA-1802895R5    SA-12
*** Matters for Certain 787 Aircraft     Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

UAL-PA-04815-LA-1802897R1
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    *** Aircraft
Reference:    Purchase Agreement 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04815-LA-1802897 dated May 31, 2018.
Boeing agrees to manufacture and sell to Customer additional Boeing model 787-*** aircraft (*** Aircraft). The model, delivery *** per aircraft and *** schedule are listed in Attachment A-1 and the delivery *** and ***information data for certain of the *** Aircraft are provided in Attachment A-2 for the *** Aircraft.
1.Aircraft Description and Changes.
1.aAircraft Description: The *** Aircraft are described by the Detail Specification listed in Attachment A-1, and are subject to the items in section 1.2 below.
1.bChanges: The Detail Specification will be revised to include:
(1)Changes applicable to the *** Model 787 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of the definitive agreement to purchase the *** Aircraft;
(2)Changes required to obtain required regulatory certificates; and
(3)Changes mutually agreed upon.
P.A. No. 04815        SA-12
UAL-PA-04815-LA-1802897R1, *** Aircraft    Page 1
BOEING PROPRIETARY

ATTACHMENT B, continued
Escalation Factors - July 2006 Base Year
2.Price.
2.a.The *** of the *** Aircraft are listed in Attachment A-1 to this Letter Agreement.
2.b.***
2.2.i.***. The *** that will be identified in the definitive agreement for the *** Aircraft will equal (i) the *** as of the date of execution of the Purchase Agreement for the ***, and (ii) for any changes incorporated between the date of execution of the Purchase Agreement for the *** and the date of execution of the definitive agreement for the *** Aircraft, the *** associated with such changes will be those first published by Boeing ***.  For the avoidance of doubt, *** that are not published by Boeing as of the date of execution of the Purchase Agreement for the *** will be *** to the same *** as the *** for the *** in accordance with *** Boeing uses ***.  The *** for the *** Aircraft will *** in accordance with Supplemental Exhibit AE1.  Boeing represents that the *** provided in this Article 2.2 are consistent with the terms of Letter Agreement 6-1162-KKT-080R2, including as may subsequently be amended.
2.2.ii.***. The *** for each *** Aircraft will be *** on the same basis as the Aircraft, and will *** for *** in accordance with the terms set forth in Article 2.1.5 of the AGTA.
2.2.iii.***. The ***, listed in Exhibit Supplement EE1 to the Purchase Agreement, have been *** to the months of scheduled delivery using *** listed in the Attachment A-1 to this Letter Agreement. The *** will be *** by the *** prior to the signing of a definitive agreement for the *** Aircraft.
2.2.iv.***. The *** of the *** Aircraft will *** to the *** as of the date of execution of the definitive agreement for the *** Aircraft unless the *** agrees to the ***.
3.Payment.
3.aCustomer will pay a *** to Boeing in the amount shown in Attachment A-1 for each *** Aircraft (***), on the date of this Letter Agreement. If Customer *** an ***, the *** will be *** against the ***. If Customer does not *** an ***, Boeing will retain the *** for that *** Aircraft and apply it, ***, then the *** may be applied to *** for Boeing *** and ***.
3.bIf Customer *** its *** to acquire an *** Aircraft, *** in the amounts and at the times listed in Attachment A-1 will be *** for that *** Aircraft. The *** of the Aircraft Price for that *** Aircraft will be paid ***.
4.***
4.a.Customer may *** by giving written notice to Boeing no later than:
4.1.i.*** Aircraft.
P.A. No. 04815        SA-12
UAL-PA-04815-LA-1802897R1, *** Aircraft    Page 2
BOEING PROPRIETARY

ATTACHMENT B, continued
Escalation Factors - July 2006 Base Year
4.1.1.1.For *** Aircraft that *** Aircraft: *** prior to the first business day of the applicable delivery month listed in Attachment A-1.
4.1.1.2.For *** Aircraft that are listed in Attachment A-2: *** prior to the first business day of the applicable delivery month listed in Attachment A-1.
4.1.ii.*** Aircraft with ***:
At the date of this Letter Agreement, there are *** Aircraft with *** dates aligned to *** Aircraft shown in Attachment A-2. *** of these *** Aircraft shall be on the basis of the sequence described below:
(a)If any *** Aircraft specified in column A of Attachment A-2 is ***, then the *** for the *** Aircraft specified in column C of Attachment A-2 is provided in column D of Attachment A-2.
(b)If the *** Aircraft specified in Column C of Attachment A-2 is *** to create an Aircraft under the Purchase Agreement, then the *** for the *** Aircraft specified in Column E is as specified in Column F. Alternatively, if the *** Aircraft described in Section 0(i) above is *** by the ***, then the *** Aircraft specified in column E *** and the terms of Section 3.1 shall apply to the ***.
(c)If an *** Aircraft shown in column A of Attachment A-2 is ***, then *** Aircraft in the same row as the *** Aircraft that was *** by the *** in column C and column E and the of Attachment A-2 shall *** and the terms of Section 3.1 shall apply to the ***.
4.b.For the avoidance of doubt, any *** Aircraft for which Customer has *** its rights shall be considered an “Aircraft” for purposes of the Purchase Agreement.
4.c.Customer’s Model 787-*** aircraft in Attachment A-1 are scheduled by ***. Upon *** of an *** Aircraft, Boeing has the *** the scheduled delivery by *** or *** from the month in Attachment A-1 with written notice to Customer no less than either (i) *** if an *** Aircraft not specified in Attachment A-2; or (ii) *** if an *** Aircraft specified in Attachment A-2; as applicable prior to the scheduled delivery month; provided, that Boeing will endeavor to *** whose scheduled delivery months are *** whose scheduled delivery months are ***. Any *** will *** Aircraft delivery schedule and all other applicable terms and conditions will be *** accordingly. Such delivery *** will not be considered either an *** or ***, and all applicable terms and conditions set forth in the Purchase Agreement, e.g., *** and *** and ***) shall be aligned to such ***delivery month.
5.Contract Terms.
Boeing and Customer will use their best efforts to reach a definitive agreement for the purchase of an *** Aircraft, including the terms and conditions contained in this Letter
P.A. No. 04815        SA-12
UAL-PA-04815-LA-1802897R1, *** Aircraft    Page 3
BOEING PROPRIETARY

ATTACHMENT B, continued
Escalation Factors - July 2006 Base Year
Agreement, in the Purchase Agreement, and other terms and conditions as may be agreed upon to add the *** Aircraft to the Purchase Agreement as an Aircraft. If the parties have not entered into a definitive agreement within *** following ***, either party *** the purchase of *** Aircraft by giving written notice to the other within ***. If Customer and Boeing *** into such definitive agreement, Boeing will (i) *** the *** for that *** Aircraft; (ii) apply *** by Customer on any Boeing aircraft as ***; and (iii) have no further obligation with respect to *** Aircraft.

6.Assignment.
Except as provided in Letter Agreement No. UAL-PA-04815-LA-1802894, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or in part.

7.Confidential Treatment.
    Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA-1802890.

Attachment A-1: 787-***: *** Aircraft Delivery, Description, Price and *** Attachment A-2: *** data for certain *** Aircraft Very truly yours,

P.A. No. 04815        SA-12
UAL-PA-04815-LA-1802897R1, *** Aircraft    Page 4
BOEING PROPRIETARY

ATTACHMENT B, continued
Escalation Factors - July 2006 Base Year

ACCEPTED AND AGREED TO this

Date:	December 12, 2022

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

P.A. No. 04815        SA-12
UAL-PA-04815-LA-1802897R1, *** Aircraft    Page 5
BOEING PROPRIETARY

ATTACHMENT B, continued
Escalation Factors - July 2006 Base Year

P.A. No. 04815        SA-12
UAL-PA-04815-LA-1802897R1, *** Aircraft    Page 6
BOEING PROPRIETARY

Attachment A-1 to Letter Agreement 04815-LA-1802897R1 Entitled "*** Aircraft"
787-*** Aircraft Delivery, Description, Price and ***
(787-***)
See separate Excel file
P.A. No. 04815        SA-12
UAL-PA-04815-LA-1802897R1, Attachment A-1        Page 1
BOEING PROPRIETARY

Attachment A-2: *** Aircraft *** Data

P.A. No. 04815        SA-12
Attachment A-2 to UAL-PA-04815-LA-1802897R1, *** Aircraft    Page 1
BOEING PROPRIETARY

	Column [A] ***Aircraft Delivery***	Column [B] ***	Column [C] ***Aircraft Delivery ***	Column [D] ***	Column [E] ***Aircraft Delivery***	Column [F] ***
***	***	***	***	***	***	***

Attachment A-1 to Letter Agreement 04815-LA-1802897R1 Entitled "*** Aircraft"
787-*** Aircraft Delivery, Description, Price and ***
(787-***)

Airframe Model/MTOW:			787-***	*** pounds	1			Detail Specification:		***	***
Engine Model/Thrust:			***	*** pounds	2			Airframe Price Base Year/*** Formula:		***	***
Airframe Price:				***				Engine Price Base Year/*** Formula:		***	***
*** Features:				***	3
Sub-Total of Airframe and Features:				***				Airframe *** Data:
Engine Price (Per Aircraft):				***	2			Base Year Index (ECI):		***
Aircraft Basic Price (Excluding BFE/SPE):				***				Base Year Index (CPI):		***
Buyer Furnished Equipment (BFE) Estimate:				***				Engine *** Data:
In-Flight Entertainment (IFE) Estimate:				***	3			Base Year Index (ECI):		***
Deposit per Aircraft:				***	+			Base Year Index (CPI):		***

								*** Per Aircraft (Amts. Due/*** Prior to Delivery):
# of Aircraft	Delivery Date	Number of Aircraft	*** Factor (Airframe)	*** Factor (Engine)	*** Forecast	***	***	*** Estimate *** Base Price Per A/P ***	***	***	***
								***	***	***	***
***	***	***	***	***	***	***	***	*** ***	***	***	***
	Total:	***

1 ***
2 ***
3 ***
***
***
+ ***

UAL-PA-04815-120345-1F.txt	Boeing Proprietary	SA-12 Att A to LA-1802897R1 for 787-*** Aircraft, Page 1

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207
UAL-PA-0481504815-LA-2000325R1
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    *** for 787-*** Aircraft
Reference:    Purchase Agreement No. 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used and not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04815-LA-2000325 dated February 7, 2020.
Subject to the terms, provisions, and conditions described herein, ***.
1.Customer's ***.
    Boeing *** to Customer, *** as described in paragraph 3 below, ***. The Effective Date of such *** shall be the date that *** to Customer, unless an alternate date is otherwise mutually agreed. *** not later than *** after receipt of Customer's ***.
2.Certification of Configuration.
    At the time of delivery of each 787-*** Aircraft, or *** after delivery of a 787-*** Aircraft, *** Customer. Such *** shall be ***, identifying the 787-*** Aircraft Manufacturer's Serial Number (MSN), the delivery date and the Effective Date of the ***.
3.***
Customer shall *** in accordance with either the *** set forth below, at Customer's ***.
***

4. ***

5.***
6.***
7.    Confidential Treatment.
Boeing and Customer understand that certain commercial information and financial information are considered by Boeing and Customer as confidential and are subject to the
UAL-PA-04815-LA-2000325R1    SA-12
*** for 787-*** Aircraft    Page

terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA-1802890 entitled “Privileged and Confidential Matters”.
Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact
UAL-PA-04815-LA-2000325R1    SA-12
*** for 787-*** Aircraft    Page
BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04815-LA-2000325
P.A. No. 04815        SA 1
Boeing Proprietary

ACCEPTED AND AGREED TO this

Date:	December 12, 2022

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer
UAL-PA-04815-LA-2000325R1    SA-12
*** for 787-*** Aircraft    Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment A to
Letter Agreement UAL-PA-04815-LA-2000325R1
Date:    ____________________
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Attention:    Technical Department
Reference:    Letter Agreement UAL-PA-04815-LA-2000325R1 to Boeing/UAL Purchase Agreement 04815
***
Very truly yours,
THE BOEING COMPANY
By: __________________
Its: __________________
UAL-PA-04815-LA-2000325R1, Attachment A    SA-12
*** for 787-*** Aircraft    Page 5
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ATTACHMENT B
Letter Agreement UAL-PA-04815-LA-2000325R1

***
UAL-PA-04815-LA-200325R1, Attachment B    SA-12
*** for 787-*** Aircraft    Page of 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

APPENDIX 1
Letter Agreement UAL-PA-04815-LA-2000325R1

***

***	***	***	***	***

APPENDIX 1 to UAL-PA-04815-LA-200325R1    SA-12
*** for 787-*** Aircraft    Page 1 of 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
UAL-PA-04815-LA-2000366R1
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    *** for 787-*** Aircraft
Reference:    Purchase Agreement No. 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used and not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04815-LA-2000366 dated February 7, 2020.
Subject to the terms, provisions, and conditions described herein, ***.
1.Customer's ***.
    Boeing *** to Customer, *** as described in paragraph 3 below, ***. The effective date of such *** shall be the date that *** to Customer, (Effective Date). ***.
2.***
    Attachment A specifies the *** applicable to each 787-*** Aircraft once the *** is issued. At the time of delivery of each 787-*** Aircraft, or *** after delivery of a 787-*** Aircraft, *** Customer. Such *** shall be documented by a certificate, substantially in the form of Attachment D, identifying the 787-*** Aircraft Manufacturer’s Serial Number, the delivery date and the Effective Date of the ***.
3.***
4. ***

5.***
UAL-PA-04815-LA-2000366
P.A. No. 04815        SA 1
Boeing Proprietary

6.***
7.    Confidential Treatment.
Boeing and Customer understand that certain commercial information and financial information are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA-1802890 entitled “Privileged and Confidential Matters”.
Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04815-LA-2000366R1    SA-12
*** for 787-*** Aircraft    Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	December 12, 2022

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer
UAL-PA-04815-LA-2000366R1    SA-12
*** for 787-*** Aircraft    Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment A to
Letter Agreement UAL-PA-04815-LA-2000366R1
***
Pursuant to the provisions of paragraph 2 of this Letter Agreement, and for purposes of Customer’s ***, The Boeing Company *** of the following *** for each of the 787-*** Aircraft as of the

***	***

UAL-PA-04815-LA-2000366R1, Attachment A    SA-12
*** for 787-*** Aircraft    Page 5
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment A to
Letter Agreement UAL-PA-04815-LA-2000366R1

UAL-PA-04815-LA-2000366R1, Attachment A    SA-12
*** for 787-*** Aircraft    Page 6
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment B to
Letter Agreement UAL-PA-04815-LA-2000366R1
***
UAL-PA-04815-LA-2000366R1, Attachment B    SA-12
*** for 787-*** Aircraft    Page 7
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment C to
Letter Agreement UAL-PA-04815-LA-2000366R1

Attachment C
787-*** Aircraft Eligible for ***
The following *** 787-*** aircraft are eligible for *** specified in this Letter Agreement in accordance with the terms set forth therein:

	***	***
***	***	***

UAL-PA-04815-LA-2000366R1, Attachment C    SA-12
*** for 787-*** Aircraft    Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment D to
Letter Agreement UAL-PA-04815-LA-2000366R1

Date:    ____________________
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Attention:    Technical Department
Reference:    Letter Agreement UAL-PA-04815-LA-2000366R1 to Boeing/UAL Purchase Agreement 04815
***
Very truly yours,
THE BOEING COMPANY
By: __________________
Its: __________________
Attachment D to UAL-PA-04815-LA-2000366R1    SA-12
Special Matters    Page 1 of 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

APPENDIX 1
Letter Agreement UAL-PA-04815-LA-2000366R1

***

***	***	***	***	***

APPENDIX 1 to UAL-PA-04815-LA-2000366R1    SA-12
Special Matters    Page 1 of 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04815-LA-22006156
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    787 Special ***
Reference:    Purchase Agreement No. 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Boeing and Customer wish to enter into an agreement for *** in support of the Aircraft as more specifically provided below.
1.Definitions.
Performance Period shall mean the period beginning ***, as may be *** pursuant to Section 3 herein.
Performance Sub-Period shall mean each of the *** within the Performance Period. The first Performance Sub-Period will end on ***.
*** shall mean mutually agreed ***.
Qualifying Third Party Fees shall mean fees paid by Customer to third party providers for *** provided to Customer during the Performance Period.
2.Commitment.
In further consideration of Customer’s purchase of the Aircraft, Boeing agrees to provide *** to Customer during the Performance Period in a value not to exceed ***.
3.Methods of Performance.
Boeing provided *** shall be spent on *** selected at *** and shall be made available for *** or as *** for promotional activity selected by Customer. Payment shall be made within *** of presentation of ***. The amount made available in any Performance Sub-Period shall be ***, (Annual *** Fund). *** amounts from each Annual *** Fund in any of the *** Performance Sub-Periods shall ***Performance Sub-Period. Boeing will advise Customer on or about *** of the amount of any *** Commitment Fund. For clarity, Boeing shall have no further obligation to
UAL-PA-04815-LA-22006156    SA-12
787 Special ***    Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Customer for any *** Commitment Fund amount ***. Accordingly, Boeing will advise Customer on or about *** of the amount of any *** Commitment Fund.
4.Availability of Boeing ***.
Following the execution of this Letter Agreement, a Boeing *** representative will meet with Customer’s designated representative to (i) ***.
5.Confidentiality.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA-1802890.
6.Assignment.
Except as provided in Letter Agreement No. UAL-PA-04815-LA-1802894, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04815-LA-22006156    SA-12
787 Special ***    Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	December 12, 2022

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

UAL-PA-04815-LA-22006156    SA-12
787 Special ***    Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04815-LA-22006204
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    787 Delivery *** Matters
Reference:    Purchase Agreement No. 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.***
Customer has requested, and Boeing has agreed to provide, *** in respect of 787-*** Aircraft specified in Table 1 as of the date of this Letter Agreement delivering after *** and any *** Aircraft resulting from an aircraft *** pursuant to the terms of Letter Agreement No. UAL-PA-04815-LA-1802885R1 of such 787-*** Aircraft, (***Aircraft) (*** Aircraft satisfying the requirements of this Section 1 are referred to herein as *** Aircraft). Boeing will provide *** in respect of *** Aircraft subject to the terms and conditions contained in this Letter Agreement. For clarity, the *** shall not apply to any *** Aircraft.
1.a***
1.bNotice Requirement. Customer may *** by giving written notice to Boeing on or before the date that is *** prior to the *** of the delivery month specified in Table 1 for the applicable *** Aircraft.
1.c***
2.Acceleration Rights.
Customer has requested, and Boeing has agreed to provide, delivery *** in the form of *** in respect of 787-*** Aircraft and any *** Aircraft resulting from an aircraft *** pursuant to the terms of Letter Agreement No. UAL-PA-04815-LA-1802885R1 that are contracted for scheduled delivery after *** Aircraft). Boeing will provide *** in respect of *** Aircraft subject to the terms and conditions contained in this Letter Agreement.
2.a.Each *** (i) is offered to Customer subject to *** Aircraft that is not listed on Attachment A-2 to Letter Agreement UAL-PA-04815-LA-1802897R1 entitled “*** Aircraft” (*** Aircraft) in the desired delivery month; and (ii) will require *** of the *** Aircraft with an *** Aircraft that the parties agree satisfies ***.
UAL-PA-04815-LA-22006204    SA-12
787 Delivery *** Matters    Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

2.b.Notice Requirement. Customer shall *** each *** by providing Boeing with advance written notification that is at least *** prior to the delivery month of the desired *** Aircraft.
2.c.***
3.Definitive Agreement.
If Customer agrees with the ***. The Supplemental Agreement will include the provisions of the Purchase Agreement as modified to reflect the provisions of this Letter Agreement. In the event the parties, despite having exercised good faith in reaching a Supplemental Agreement without delay, have not entered into a Supplemental Agreement within ***, either party may ***. If Customer and Boeing ***.
4.BFE / SPE Matters.
Subject to Boeing having ***.
5.Assignment.
Except as provided in Letter Agreement No. UAL-PA-04815-LA-1802894 entitled “Assignment Matters”, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
6.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA-1802890 entitled “Privileged and Confidential Matters”.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04815-LA-22006204    SA-12
787 Delivery *** Matters    Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	December 12, 2022

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

UAL-PA-04815-LA-22006204    SA-12
787 Delivery *** Matters    Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04815-LA-22006226
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    *** Matters
Reference:    Purchase Agreement No. 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
1.Background.
On November 2, 2022, Customer announced its launch of Calibrate, an in-house apprenticeship program designed to help grow and diversify its pipeline of aircraft maintenance technicians (AMTs). ***.
2.Calibrate Program ***.
    ***
3.Assignment.
Except as provided in Letter Agreement No. UAL-PA-04815-LA-1802894 entitled “Assignment Matters”, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
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BOEING/UNITED AIRLINES, INC. PROPRIETARY

4.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA-1802890 entitled “Privileged and Confidential Matters”. For clarity, public announcement of Boeing’s participation in the Ventures Investment is subject to Boeing’s consent, including Boeing approval of any related press release.
Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04815-LA-22006226    SA-12
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BOEING/UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	December 12, 2022

UNITED AIRLINES, INC.

By	/s/ Gerald Laderman

Its	Executive Vice President and Chief Financial Officer

UAL-PA-04815-LA-22006226    SA-12
*** Matters    Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04815-LA-22006285

United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    ***
Reference:    Purchase Agreement No. 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
1.***
Customer is *** as Customer’s 787-*** aircraft ***; provided, however, that Customer has requested, and Boeing has agreed, that Customer may modify *** for a 787-*** Aircraft or any *** Aircraft following the signing date of the Purchase Agreement. Upon ***, if any, the *** shown in Table 1 to the Purchase Agreement, Supplemental Exhibit EE1, and *** will be revised, as applicable, for Customer’s *** in a supplemental agreement (Definitive Agreement). The *** in effect at the time of execution of any such Definitive Agreement will apply to the ***, unless otherwise agreed in accordance with the process described below. Customer has requested, and Boeing has identified, ***.
Customer shall provide a Notice of *** contained in Appendix I of this Letter Agreement for any *** no less than *** prior to the delivery month of an applicable 787-*** Aircraft. After such notification, Boeing and Customer will promptly execute the Definitive Agreement. Customer consents to its *** providing Boeing with information regarding the *** to enable Boeing to support the *** for the Aircraft.
2.Assignment.
Except as provided in Letter Agreement No. UAL-PA-04815-LA-1802894 entitled “Assignment Matters”, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
UAL-PA-04815-LA-22006285    SA-12
***    Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

3.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA-1802890 entitled “Privileged and Confidential Matters”. For clarity, public announcement of Boeing’s participation in the Ventures Investment is subject to Boeing’s consent, including Boeing approval of any related press release.
Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04815-LA-22006285    SA-12
***    Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	December 12, 2022

UNITED AIRLINES, INC.

By	/s/ Gerald Laderman

Its	Executive Vice President and Chief Financial Officer

UAL-PA-04815-LA-22006285    SA-12
***    Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

APPENDIX I
CUSTOMER NOTICE OF ***

Customer:	United Airlines, Inc.

Purchase Agreement:	4815

Delivery ***:

Customer has selected the following ***:

***

***

***

***

***

Date

UNITED AIRLINES, INC.

Signature

Printed Name

Title

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BOEING/UNITED AIRLINES, INC. PROPRIETARY

Appendix II to *** Letter Agreement UAL-PA-04815-LA-22006285
(787-***)
For illustration purposes only: Boeing makes no representations regarding the accuracy of the information below. Customer is encouraged to directly contact
***
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BOEING/UNITED AIRLINES, INC. PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207
UAL-PA-04815-LA-22006311
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    787 Open Matters
Reference:    Purchase Agreement No. 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
    Boeing and Customer agree to work together as the configuration of Customer’s Boeing Model 787-*** aircraft develops as specified in this Letter Agreement.
1.Aircraft Configuration.
The initial configuration of Customer's Model 787-*** Aircraft has been defined by *** as described in Table 1 and Exhibit A of the Purchase Agreement (Initial Configuration). Final configuration of the 787-*** Aircraft (Final Configuration) will be completed using the *** in accordance with the following schedule:
1.aAt a mutually agreed date ***, Boeing will provide Customer with *** from which Customer shall provide *** that will comprise the Final Configuration.
1.bWithin *** following Final Configuration of the 787-*** Aircraft, Boeing and Customer will execute a written amendment to the Purchase Agreement which will reflect the following:
1.2.iChanges applicable to the 787-*** Aircraft which are developed by Boeing between the *** and *** for Customer’s 787-*** Aircraft configuration;
1.2.iiIncorporation into the applicable Exhibit A of the Purchase Agreement, by written amendment, those *** features which have been agreed to by Customer and Boeing (Customer Configuration Changes);
1.2.2.1Revisions to the applicable Supplemental Exhibit BFE1 to reflect the *** and on-dock dates of BFE;
1.2.2.2Changes to the ***, and *** to adjust for the difference, if any, between the *** in the applicable Table 1 of the Purchase Agreement for *** features reflected in the *** and the *** of the *** features reflected in the Customer Configuration Changes.
2.Other Matters.
2.1    Boeing commits to work with Customer to review *** that Customer may request be *** into the 787-*** Aircraft configuration prior to delivery to Customer. After each such
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review, Boeing and Customer shall agree as to the *** which Boeing can make available for the Aircraft using *** and the terms for ***.
    2.2    Boeing and Customer shall meet regularly to determine in good faith mutually acceptable terms and conditions with respect to *** and *** matters, commencing ***.
2.3    Boeing and Customer shall work in good faith to streamline the Letter Agreement No. UAL-PA-04815-LA-1802897R1 titled “*** Aircraft”.
3.Assignment.
Except as provided in Letter Agreement No. UAL-PA-04815-LA-1802894, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
4.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA-1802890.

Very truly yours,

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787 Open Matters    Page 2
BOEING/ UNITED AIRLINES, INC. PROPRIETARY

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	December 12, 2022

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President Finance and Chief Financial Officer

UAL-PA-04815-LA-22006311    SA-12
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BOEING/ UNITED AIRLINES, INC. PROPRIETARY